UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 29, 2008

Item 1. Report to Stockholders.

VILLERE BALANCED FUND

SEMI-ANNUAL REPORT   ❖ FEBRUARY 29, 2008

On the cover:
Tradition, innovation, teamwork, performance. These are some of the words we use to describe Villere & Co.; we believe they also apply to our recovering, re-energized city. In New Orleans’ almost three centuries of history, never before have innovation and teamwork played such a key role. Hundreds of thousands of volunteers have helped in the rebuilding, devoting millions of hours not only to reconstruct homes but also to create models in education, civic involvement and other initiatives. These innovative models, when refined, can be applied to enhance effective performance in cities across the nation. On behalf of New Orleans, we express our appreciation to these generous-spirited individuals who are contributing to the renewed vibrancy of a world-class city.

Villere Balanced Fund

April 10, 2008

To Our Fellow Shareholders:

As of February 29, 2008, the Villere Balanced Fund had a one-year return of -6.60% that compares to the S&P 500 return of -3.57% and the Lipper Balanced Index return of 0.96%.  Our five-year return is 58.57% (9.66% annualized) that compares to the S&P 500, which improved 73.19% (11.60% annualized) and the Lipper Balanced Index that rose 59.58% (9.79% annualized).  Our cumulative return since inception (September 30, 1999) is 83.22% (7.46% on an annualized basis) that compares to the S&P 500 that increased 18.96% (2.08% annualized).  Our fund also outperformed the Lipper Balanced Index, which returned 47.82% (4.75% annualized).  The fund’s total operating expenses are 1.20%.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

The market began 2008 with the same concerns as ended last year: continued volatility, worries of inflation, a falling dollar, high oil prices, and the slumping housing market, which most likely will weaken the consumer.  We have faith in Dr. Ed Hyman, a respected economist, who believes we will still have positive GDP growth in the first quarter, despite the recession-like employment numbers recently posted.

The greatest fear in today’s market is the financial crisis.  It is inconceivable that an institution such as Bear Stearns could trade at $79.86 on February 29, 2008, and ultimately sell to JP Morgan for a paltry $10 a share losing 87.5% of its value in a matter of weeks.  Investors began to worry that if this could happen to Bear Stearns, and

Villere Balanced Fund

with such velocity, who was next?  We believe the credit markets are showing signs of recovery with the recent liquidity injections and rate cuts.  We do not believe that the financial crisis is over; in fact we believe that it could take another 12 months for this “deleveraging” effect to work its way through the system, and we believe that housing prices may not bottom until the end of 2009. However we feel that much of this is discounted by the market and the alarming amount of fear is creating opportunities for long-term investors such as ourselves.

One of our better performing investments was Luminex, which returned 22.9% in the six-month period ending February.  Luminex develops, manufactures and markets innovative biological testing technologies with applications throughout the life science and diagnostic industries.  We are attracted to their razor/razor blade business model as they sell machines that consume proprietary high-margin beads. They also collect royalty payments from partners that fall directly to the bottom line.  Luminex sells xMAP® technology-based solutions through exclusive partners spanning a wide range of industries and specialties. One of their newest tests is the xTAG™ Respiratory Viral Panel test, which should become very important during flu season.

As noted on the company’s website www.luminexcorp.com, “There are over a dozen viral pathogens circulating today that can cause respiratory distress. Physicians need to know which of these are – or are not – infecting a patient in order to effectively prescribe treatment and to control the spread of disease. Unfortunately, determining the source of a respiratory infection using traditional methods can be slow, inconclusive and inaccurate. As a result, many physicians choose not to test and send patients home without treatment, or else prescribe antibiotics even though the cause of the infection is often caused by a virus and so would be ineffective.  Early detection is critically important both to improve individual patient outcomes and to prevent the spread of disease. xTAG multiplexing technology allows rapid and reliable testing for respiratory viruses, and if established as the standard of care, could substantially lower health care costs and potentially save lives.”

Villere Balanced Fund

We had two disappointments during the recent period, Noble International and Cabela’s.  Noble makes laser-welded blanks for the automotive industry. This technology offers several advantages to customers including using less steel, which makes cars more affordable, and also lighter, making cars more fuel efficient.  Noble fell 45% over the six-month period ending February when the chairman Robert Skandalaris sold nearly all of his shares to ArcelorMittal, the world’s largest steel maker, in conjunction with Arcelor providing $50 million in debt financing.  Arcelor is Noble’s largest supplier, customer, and now shareholder.  On the surface we are intrigued with Arcelor’s partnership as this opens many doors for Noble and should help them further diversify their business away from the the domestic auto companies. We are concerned that we are now a minority shareholder, as Arcelor controls Noble’s destiny.

Cabela’s was the second disappointment.  They were founded in 1961 in Sydney, Nebraska and operate as a retailer and direct marketer of hunting, fishing, camping, and related outdoor merchandise.  They have retail stores that range in size from 35,000 to 247,000 square feet, and the larger stores in some states are top tourist destinations.  We believe they have continued to operate their business efficiently, but have been impacted by depressed consumer spending.  They have slowed their aggressive store expansion plans, and will only open two new stores in 2008 down from 7 in 2007, and focus on improvements in advertising, retail operations, margins, and inventory.  We are convinced that Cabela’s differentiates itself from other retailers, and is now trading at an historic low earnings multiple. We believe that it has been subjected to a perfect storm of bad news from the consumer, and any positive turn, should cause a rapid improvement in their share price.

We had been underweight in the financial sector, but in December, 2007, we brought our financial exposure up to a level that is equal to that of the S&P 500.  Our energy weighting has increased to 27% vs. the S&P 500 at 14%.  We have not added energy to the fund, but our energy stocks have appreciated and dominate our portfolio. We believe the price of oil is sustainable for the longer term due to continued worldwide demand and lack of widely available alternative fuels.

Villere Balanced Fund

We have stood by our fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it can offer the stability of fixed income, and the opportunity for growth in equities.

In conclusion, we are confident that our style of conducting extensive research on each company should allow us to succeed.  We continue to invest in companies that we feel have excellent managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:
The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The S&P 500 is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The indices do not incur expenses and are not available for investment.

Please refer to the Schedule of Investments in the report for more complete information regarding fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk; loss of principal is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

4/08

Villere Balanced Fund

SECTOR ALLOCATION at February 29, 2008 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	18.1%
Consumer Staples	1.5%
Energy	17.1%
Financials	24.0%
Health Care	10.0%
Industrials	9.4%
Information Technology	10.6%
Materials	4.8%
Telecommunications Services	0.8%
Money Market Fund	3.3%
Other Assets in Excess of Liabilities	0.4%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 29, 2008 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/07 – 2/29/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 29, 2008 (Unaudited), Continued

extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/07	Value 2/29/08	9/1/07– 2/29/08*
Actual	$1,000	$ 919	$5.67
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.19% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 64.8%
Aerospace & Defense: 3.2%
70,000	AAR Corp.*	$1,812,300
Auto Components: 3.1%
161,000	Noble
	International Ltd.	1,756,510
Biotechnology: 5.9%
190,000	Luminex Corp.*	3,307,900
Chemicals: 2.9%
108,000	American
	Vanguard Corp.	1,631,880
Commercial Banks: 8.7%
70,100	Bank of the
	Ozarks, Inc.	1,657,865
136,000	First State Bancorp.	1,615,680
44,000	Hancock
	Holding Co.	1,629,760
		4,903,305
Diversified Financial
Services: 3.0%
41,000	J.P. Morgan
	Chase & Co.	1,666,650
Energy Equipment
& Services: 7.1%
136,300	ION Geophysical
	Corp.*	1,811,427
72,000	PHI, Inc.*[1]	2,178,720
		3,990,147
Health Care Providers
& Services: 4.1%
48,200	Quest
	Diagnostics, Inc.	2,297,694
Internet Software
& Services: 3.2%
295,500	NIC, Inc.	1,778,910
Machinery: 3.5%
138,000	3D Systems Corp.*	1,995,480
Oil & Gas: 4.2%
98,500	Delta
	Petroleum Corp.*	2,360,060
Oil & Gas Exploration: 4.5%
87,000	Gulf Island
	Fabrication, Inc.	2,537,790
Software: 3.4%
138,500	EPIQ Systems, Inc.*	1,883,600
Specialty Retail: 8.0%
126,500	Cabela’s, Inc. -
	Class A*	1,714,075
82,800	Collective
	Brands, Inc.*	1,305,756
54,700	O’Reilly
	Automotive, Inc.*	1,474,712
		4,494,543
TOTAL COMMON STOCKS
(Cost $35,079,667)		36,416,769

Principal
Amount
CORPORATE BONDS: 31.5%
Aerospace & Defense: 0.6%
	General Dynamics
	Corp., 5.375%,
$300,000	08/15/2015	320,561
Capital Markets: 0.8%
	Goldman Sachs
	Group, Inc.
200,000	6.875%, 01/15/2011	216,616
	Merrill Lynch &
	Co., Inc., 6.875%,
250,000	11/15/2018	261,131
		477,747
Chemicals: 1.8%
	Du Pont E.I. De
	Nemours & Co.,
	4.750%,
1,000,000	11/15/2012	1,039,788
Commercial Banks: 1.6%
	BB&T Corp.
	4.900%,
1,000,000	06/30/2017	914,122

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2008 (Unaudited), Continued

Principal
Amount		Value
CORPORATE BONDS: 31.5%, Continued
Commercial Services
& Supplies: 1.9%
	International Lease
	Finance Corp.,
$1,000,000	5.875%, 05/01/2013	$1,040,746

Communications
Equipment: 3.7%
	Cisco Systems, Inc.
2,000,000	5.500%, 02/22/2016	2,069,556

Computers & Peripherals: 0.5%
	International
	Business Machines
250,000	Corp., 4.750%, 11/29/2012	261,897

Diversified Financial
Services: 5.1%
	CIT Group, Inc.
2,000,000	5.000%, 02/01/2015	1,707,602
	Countrywide Home
750,000	Loans, Inc., 4.000%, 03/22/2011	659,689
	JPMorgan Chase
500,000	& Co., 4.875%, 03/15/2014	502,182
		2,869,473
Diversified Telecommunication
Services: 0.8%
	AT&T Corp.,
415,000	6.000%, 03/15/2009	426,371

Energy Equipment
& Services: 1.3%
	PHI, Inc.
800,000	7.125%, 04/15/2013	740,000

Food: 0.9%
	McCormick &
500,000	Co., Inc., 3.350%, 04/15/2009	504,937

Food Products: 0.7%
	Kraft Foods, Inc.
400,000	5.250%, 10/01/2013	405,030

Holding & Other
Investment Offices: 3.3%
	Colonial Bank
2,033,000	6.375%, 12/01/2015	1,874,790

Household Durables: 2.7%
	Leggett & Platt,
1,500,000	Inc., 4.650%, 11/15/2014	1,516,067

Household Products: 0.8%
	Procter & Gamble
450,000	Co., 3.500%, 12/15/2008	452,533

Insurance: 1.4%
	Prudential Financial,
750,000	Inc., 5.000%, 01/15/2013	786,930

Road & Rail: 0.2%
	CSX Transportation,
125,000	Inc., 7.770%, 04/01/2010	137,249

Specialty Retail: 3.4%
	The Home Depot,
2,000,000	Inc., 5.400%, 03/01/2016	1,887,738

TOTAL CORPORATE BONDS
(Cost $18,075,176)		17,725,535

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 29, 2008 (Unaudited), Continued

Shares
SHORT-TERM INVESTMENT: 3.3%
1,849,843	Federated Cash Trust
Money Market	$1,849,843
TOTAL SHORT-TERM
INVESTMENT
(Cost $1,849,843)	1,849,843
TOTAL INVESTMENTS IN
SECURITIES: 99.6%
(Cost $55,004,686)	55,992,147
Other Assets in Excess
of Liabilities: 0.4%	230,020
TOTAL NET
ASSETS: 100.0%	$56,222,167

*	Non income producing security.
[1]	Security is considered illiquid. As of February 29, 2008, the value of these investments was $2,178,720 or 3.9% of total net assets. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2008 (Unaudited)

ASSETS
Investments in securities, at value
(cost $55,004,686) (Note 2)	$55,992,147
Receivables:
Fund shares sold	20,684
Dividends and interest	269,209
Prepaid expenses	26,494
Total assets	56,308,534

LIABILITIES
Payables:
Fund shares redeemed	1,055
Investment advisory fees	33,954
Administration fees	6,797
Custody fees	2,820
Fund accounting fees	7,679
Transfer agent fees	4,162
Chief compliance officer fees	718
Other accrued expenses	29,182
Total liabilities	86,367
NET ASSETS	$56,222,167

Net asset value, offering price and redemption price per share
($56,222,167/ 3,904,856 shares outstanding; unlimited
number of shares authorized without par value)	$14.40

COMPONENTS OF NET ASSETS
Paid-in capital	$54,341,001
Undistributed net investment income	178,749
Accumulated net realized gain on investments	714,956
Net unrealized appreciation on investments	987,461
Net assets	$56,222,167

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 29, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$180,247
Interest	536,800
Total investment income	717,047

EXPENSES (Note 3)
Investment advisory fees	224,089
Administration fees	44,857
Fund accounting fees	18,832
Transfer agent fees	12,807
Registration fees	11,972
Reports to shareholders	9,622
Audit fees	8,866
Legal fees	6,076
Custody fees	6,052
Trustee fees	4,202
Miscellaneous expenses	3,918
Chief compliance officer fees	2,861
Insurance expense	733
Total expenses	354,887
Net investment income	362,160

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	866,062
Change in net unrealized depreciation on investments	(6,165,620)
Net realized and unrealized loss on investments	(5,299,558)
Net decrease in net assets resulting from operations	$(4,937,398)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$362,160	$985,525
Net realized gain on investments	866,062	2,575,087
Change in net unrealized appreciation
(depreciation) on investments	(6,165,620)	1,518,167
Net increase (decrease) in net assets
resulting from operations	(4,937,398)	5,078,779

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(968,234)	(501,187)
From net realized gain	(2,051,327)	(1,010,012)
Total distributions to shareholders	(3,019,561)	(1,511,199)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	2,277,730	(4,560,564)
Total decrease in net assets	(5,679,229)	(992,984)

NET ASSETS
Beginning of period/year	61,901,396	62,894,380
End of period/year	$56,222,167	$61,901,396

Undistributed net investment income	$178,749	$784,823

(a) Summary of capital share transactions is as follows:

	Six Months Ended February 29, 2008 (Unaudited)		Year Ended August 31, 2007
	Shares	Value	Shares	Value
Shares sold	216,978	$3,365,189	918,379	$14,931,528
Shares issued in reinvestment
of distributions	196,560	2,989,672	93,262	1,493,129
Shares redeemed	(257,765)	(4,077,131)	(1,275,024)	(20,985,221)
Net increase (decrease)	155,773	$2,277,730	(263,383)	$(4,560,564)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Six Months
	Ended
	February 29,		Year Ended August 31,
	2008#		2007	2006	2005	2004	2003
Net asset value,
beginning of period/ year	$16.51		$15.67	$16.29	$13.58	$12.10	$10.22

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.26	0.11	0.04	0.03	0.04
Net realized and unrealized
gain (loss) on investments	(1.39)		0.95	(0.09)	2.92	1.48	1.91
Total from
investment operations	(1.29)		1.21	0.02	2.96	1.51	1.95

LESS DISTRIBUTIONS:
From net
investment income	(0.26)		(0.12)	(0.07)	(0.03)	(0.03)	(0.07)
From net realized gain	(0.56)		(0.25)	(0.57)	(0.22)	—	—
Total distributions	(0.82)		(0.37)	(0.64)	(0.25)	(0.03)	(0.07)
Net asset value,
end of period/ year	$14.40		$16.51	$15.67	$16.29	$13.58	$12.10
Total return	(8.07	)%^	7.81%	0.18%	21.90%	12.49%	19.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/ year (millions)	$56.2		$61.9	$62.9	$48.6	$25.7	$11.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.19	%+	1.16%	1.22%	1.27%	1.45%	1.92%
After fees absorbed
or recouped	1.19	%+	1.16%	1.25%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.21	%+	1.49%	0.84%	0.54%	0.30%	0.02%
After fees absorbed
or recouped	1.21	%+	1.49%	0.81%	0.31%	0.25%	0.44%
Portfolio turnover rate	28	%^	27%	27%	30%	20%	39%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited), Continued

60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 29, 2008, the Fund did not hold any fair valued securities.

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited), Continued

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters 0into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the funds’ board of directors as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

At February 29, 2008, the Villere Balanced Fund had investments in illiquid securities with a total value of $2,178,720 or 3.9% of total net assets.

	Shares	Dates Acquired	Cost Basis
PHI, Inc.	72,000	5/02 - 7/06	$1,936,304

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited), Continued

I.
New Accounting Pronouncement.  Effective February 29, 2008, the Funds adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Massachusetts.  As of February 29, 2008, open Federal and Massachusetts tax years include the tax years ended August 31, 2005 through 2007.  The Funds have no examination in progress.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended February 29, 2008, the Fund incurred $224,089 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to limit the Fund’s expenses by reducing all or a portion

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited), Continued

of its fees and reimbursing the Fund’s expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption related, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and /or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  The Fund has reimbursed all waived expenses as of February 29, 2008.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six-months ended February 29, 2008, the Administrator received a monthly fee at the following annual rate:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six-months ended February 29, 2008, the Fund incurred $44,857 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six-months ended February 29, 2008, the Fund was allocated $2,861 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 29, 2008 (Unaudited), Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 29, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $6,799,105 and $6,784,844, respectively.

For the six months ended February 29, 2008, there were no purchases or sales of U.S. Government obligations.

The cost basis of investments for federal income tax purposes at February 29, 2008 was as follows:

Cost of investments	$55,004,686
Gross tax unrealized appreciation	5,578,745
Gross tax unrealized depreciation	(4,591,284)
Net tax unrealized appreciation	$987,461

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 29, 2008 (estimated) and fiscal year ended August 31, 2007 for the Fund was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$968,234	$501,187
Short-term capital gain	$83,766	$—
Long-term capital gain	$1,967,561	$1,010,012

The Fund designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2007.

As of August 31, 2007, the components of distributable earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$7,153,081
Undistributed ordinary income	868,584
Undistributed long-term capital gain	1,816,460
Total distributable earnings	$2,685,044
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$9,838,125

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates 100.0% of the dividends declared from net investment income during the six months ended February 29, 2008 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the six months ended February 29, 2008 100.0% of the ordinary distributions paid by the Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

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Adviser
ST. DENIS J. VILLERE & COMPANY, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

 “Not applicable for semi-annual reports.”

Item 3. Audit Committee Financial Expert.

 “Not applicable for semi-annual reports.”

Item 4. Principal Accountant Fees and Services.

 “Not applicable for semi-annual reports.”

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*    /s/Robert M. Slotky
Robert M. Slotky, President

Date  April 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Robert M. Slotky
Robert M. Slotky, President

Date  April 22, 2008

By (Signature and Title)*   /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  April 30, 2008

* Print the name and title of each signing officer under his or her signature.